UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12

                              HERCULES INCORPORATED
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               (Name of Registrant as Specified In Its Charter)



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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

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      2) Aggregate number of securities to which transaction applies:

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      3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

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      2) Form, Schedule or Registration Statement No.:

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      3) Filing Party:

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      4) Date Filed:

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

[The following communications were sent to Hercules shareholders on July 18, 2003:]

                        ATTENTION HERCULES SHAREHOLDERS
                        -------------------------------


                 TIME IS SHORT -- THIS YEAR'S ANNUAL MEETING OF
                   SHAREHOLDERS WILL BE HELD ON JULY 25, 2003


                         IF YOU HAVE NOT ALREADY VOTED,
                  YOU MAY DO SO BY SIGNING, DATING AND FAXING
                   THE ENCLOSED FAXABLE VERSION OF THE PROXY
                                    CARD TO:


                            MACKENZIE PARTNERS, INC.


                               FAX: 212-929-0308

                               ATTN: SIMON COOPE



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IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE IN VOTING YOUR GOLD PROXY CARD,
       PLEASE CALL MACKENZIE PARTNERS AT THE PHONE NUMBERS LISTED BELOW.


                                   MACKENZIE
                                 PARTNERS, INC.
                               105 Madison Avenue
                            New York, New York 10016
                       email: proxy@mackenziepartners.com
                          Call collect: (212) 929-5500
                                       or
                           TOLL FREE: (800) 322-2885
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


                        ATTENTION HERCULES SHAREHOLDERS
                        -------------------------------


               THE ANNUAL MEETING IS ON FRIDAY JULY 25, 2003.
                    YOU CAN SAVE TIME BY RETURNING HERCULES'
                            PROXY CARD, VIA FAX, TO:


                            MACKENZIE PARTNERS, INC.


                               FAX: 212-929-0308

                               ATTN: SIMON COOPE

                    A FAXABLE VERSION OF THE PROXY CARD HAS
                      BEEN ENCLOSED FOR YOUR CONVENIENCE.

                     PLEASE REMEMBER TO SIGN AND DATE YOUR
                                     PROXY.

--------------------------------------------------------------------------------
IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE IN VOTING YOUR GOLD PROXY CARD,
       PLEASE CALL MACKENZIE PARTNERS AT THE PHONE NUMBERS LISTED BELOW.


                                   MACKENZIE
                                 PARTNERS, INC.
                               105 Madison Avenue
                            New York, New York 10016
                       email: proxy@mackenziepartners.com
                          Call collect: (212) 929-5500
                                       or
                           TOLL FREE: (800) 322-2885
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